LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED SEPTEMBER 3, 2019

TO PROSPECTUS DATED MAY 1, 2019,

AS SUPPLEMENTED AUGUST 12, 2019

The first paragraph in the disclosure section on page 1 of the Summary Prospectus for each of the following funds should be updated with the following new web addresses to obtain the Prospectus, SAI, shareholder reports and other information:

Partners Fund: http://longleafpartners.onlineprospectus.net/longleafpartners/PartnersFund/

Small-Cap Fund: http://longleafpartners.onlineprospectus.net/longleafpartners/SmallCapFund/

International Fund: http://longleafpartners.onlineprospectus.net/longleafpartners/InternationalFund/

Global Fund: http://longleafpartners.onlineprospectus.net/longleafpartners/GlobalFund/

LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED AUGUST 12, 2019

TO PROSPECTUS DATED MAY 1, 2019

Page 1 of the Prospectus and page 2 of Longleaf Partners Fund’s Summary Prospectus should be updated to reflect the fees and expenses set forth below. The fee table on page 24 of the Prospectus should be updated to reflect a fee cap on the Partners Fund of 0.79% through at least April 30, 2021.

Partners Fund Summary

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Partners Fund.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.78%

12b-1 Fees	None

Other Expenses	0.19

Total Annual Fund Operating Expenses	0.97%

Expense Reimbursement(1)	(0.18)

Total Annual Fund Operating Expenses After Expense Reimbursement	0.79%

(1)

Effective August 12, 2019, Southeastern has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.79% of average net assets per year. This agreement is in effect through at least April 30, 2021 and may not be terminated before that date without Board approval.

The expense information in the table has been restated to reflect current fees.

Example of Fund Expenses. This example helps compare the cost of investing in the Partners Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and that Fund operating expenses are equal to the total annual fund operating expenses after expense reimbursement shown in the table through April 30, 2021, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$81	$272	$500	$1,154